FIRST AMENDMENT

Reference is made to that certain Credit Agreement, dated as of September 30, 2010 (as amended and modified from time to time, the "Credit Agreement"), by and among Vectren Capital Corp., an Indiana corporation (the "Borrower"), the Guarantor, the Lenders and Wells Fargo Bank, National Association, as administrative agent (the "Administrative Agent").  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The parties hereto agree that a mutual error was made in drafting Section 7.13(i) of the Credit Agreement and that Section 7.13(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)           in addition to Liens covered by (a)-(h) above, Liens securing Indebtedness not exceeding 15% of the Guarantor's Consolidated Net Worth in the aggregate outstanding at any time.

This First Amendment is a Loan Document.  All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.  Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart by telecopy or other secure electronic format (.pdf) shall be as effective as an original.  This First Amendment shall be governed by the laws of the State of Illinois and shall become effective upon the Administrative Agent's receipt of counterparts hereof duly executed by the Required Lenders and each of the Loan Parties.

[SIGNATURE PAGES FOLLOW]

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The parties hereto have caused this First Amendment to be executed as of _November 2__, 2010.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Allison Newman________________________
Name:  Allison Newman
Title:  Director

VCC First Amendment

LENDERS:                                           WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, Swing Line Lender and an L/C Issuer

By: /s/ Allison Newman________________________
Name:  Allison Newman
Title:  Director

BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

By: /s/ Carlos Morales         ______________________
Name:  Carlos Morales
Title:  Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and an L/C Issuer

By: /s/ Helen D. Davis       ________________________
Name:  Helen D. Davis
Title:  Authorized Officer

UNION BANK, N.A.,
as a Lender and an L/C Issuer

By: /s/ Susan K. Johnson      ______________________
Name:  Susan K. Johnson
Title:  Vice President

FIFTH THIRD BANK,
as a Lender

By: /s/ Jennifer Raibley___________________________
Name:  Jennifer Raibley
Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Shawn O'Hara____________________________
Name:  Shawn O'Hara
Title:  Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Chris Johnson____________________________
Name:  Chris Johnson
Title:  Assistant Vice President

REGIONS BANK,
as a Lender

By: /s/ Eric Harvey  _____________________________
Name:  Eric Harvey
Title:  Vice President

OLD NATIONAL BANK,
as a Lender

By: /s/ Wade Jenkins _____________________________
Name:  Wade Jenkins
Title:  Vice President

INTEGRA BANK N.A.,
as a Lender

By: /s/ Chris E. Rutledge____________________________
Name:  Chris E. Rutledge
Title:  Senior Vice President

VCC First Amendment

BORROWER:	VECTREN CAPITAL CORP.,
as Borrower

By: /s/ Robert L. Goocher___________________
Name:  Robert L. Goocher
Title:  Vice President, Treasurer and Asst. Secretary

GUARANTOR:                                                      VECTREN CORPORATION

By: /s/ Robert L. Goocher____________________
Name:  Robert L. Goocher
Title:  Vice President, Treasurer and Asst. Secretary

VCC First Amendment